SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 29, 2006
Citizens Banking Corporation
(Exact Name of Registrant as Specified in Charter)

000-10535 (Commission File Number)	Michigan (State or Other Jurisdiction of Incorporation)	38-2378932 (IRS Employer Identification Number)

328 South Saginaw Street, Flint, Michigan (Address of Principal Executive Offices)	48502 (Zip Code)
(810) 766-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address,
If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Unaudited Interim Financial Statements
Unaudited Pro Forma Condensed Combined Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.
On January 2, 2007, Citizens Banking Corporation (“Citizens”) filed a Form 8-K disclosing under Item 2.01 to report that Citizens had completed its merger with Republic Bancorp Inc. (“Republic”) effective December 29, 2006. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Citizens stated that it would file the required financial information by amendment, as permitted by Instructions (a) (4) and (b) (2) to Item 9.01 of Form 8-K. This amendment to the January 2, 2007 Form 8-K is being filed to provide the required financial information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited financial statements of Republic required by Item 9.01(a) of Form 8-K as of and for the year ended December 31, 2005 are attached as Exhibit 99.1 and are incorporated herein by reference. The unaudited interim financial statements of Republic required by Item 9.01(a) of Form 8-K as of and for the nine months ended September 30, 2006 are attached as Exhibit 99.2 and are incorporated herein by reference.
(b) Pro forma financial information.
The pro forma information required by Item 9.01(b) of Form 8-K for the nine months ended September 30, 2006 and for the year ended December 31, 2005 is attached as exhibit 99.3 and is incorporated herein by reference.
(d) Exhibits.
The following exhibits are included as part of this Form 8-K:

Exhibit No.	Number Description
2.1	Agreement and Plan of Merger, dated as of June 26, 2006, between Citizens Banking Corporation and Republic Bancorp Inc. (incorporated by reference from Citizens’ Current Report on Form 8-K filed on June 30, 2006).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited financial statement of Republic Bancorp Inc. as of and for the year ended December 31, 2005 (incorporated by reference from Citizens’ Current Report on Form 8-K filed on September 21, 2006).

99.2	Unaudited interim financial statements of Republic Bancorp Inc. as of and for the nine months ended September 30, 2006.

99.3	Unaudited Pro Forma Condensed Combined Financial Information for the nine months ended September 30, 2006 and for the year ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS BANKING CORPORATION

	By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its: General Counsel and Secretary

Date: March 16, 2007

EXHIBIT INDEX

Exhibit No.	Number Description
2.1	Agreement and Plan of Merger, dated as of June 26, 2006, between Citizens Banking Corporation and Republic Bancorp Inc. (incorporated by reference from Citizens’ Current Report on Form 8-K filed on June 30, 2006).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited financial statement of Republic Bancorp Inc. as of and for the year ended December 31, 2005 (incorporated by reference from Citizens’ Current Report on Form 8-K filed on September 21, 2006).

99.2	Unaudited interim financial statements of Republic Bancorp Inc. as of and for the nine months ended September 30, 2006.

99.3	Unaudited Pro Forma Condensed Combined Financial Information for the nine months ended September 30, 2006 and for the year ended December 31, 2005.